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                                                                    Exhibit 23.1



                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

          As independent public accountants, we hereby consent to the incorporation of our reports included in this Form 10-K, into Lear Seating Corporation's previously filed Registration Statements on Form S-8 File Nos. 33-55783, 33-57237, 33-59943, 33-61739, 33-62209, 333-01353, and Form
     S-3 File Nos. 33-51317, 33-47867, and 33-61583.


                                                 ARTHUR ANDERSEN LLP


Detroit, Michigan
     March 22, 1996.